Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 16 to Registration Statement (Investment Company File No. 811-7885) on Form N-1A of our reports as listed below, relating to the financial statements and financial highlights of Quantitative Master Series Trust, including Master Extended Market Index Series, Master Aggregate Bond Index Series, Master International Index Series, Master Mid Cap Index Series, Master S&P 500 Index Series, Master Small Cap Index Series, Master Enhanced International Series, Master Enhanced Small Cap Series, and Master Enhanced S&P 500 Series appearing in the corresponding Annual Reports on Form N-CSR of the Quantitative Master Series Trust for the year ended December 31, 2005, and to the references to us under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information, which is part of such Registration Statement.

Name                                                  Date of our Report
----                                                  ------------------
Master Extended Market Index Series                   February 17, 2006
Master Aggregate Bond Index Series                    February 23, 2006
Master International Index Series                     February 23, 2006
Master Mid Cap Index Series                           February 23, 2006
Master S&P 500 Index Series                           February 23, 2006
Master Small Cap Index Series                         February 23, 2006
Master Enhanced International Series                  February 24, 2006
Master Enhanced Small Cap Series                      February 24, 2006
Master Enhanced S&P 500 Series                        February 24, 2006

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 21, 2006